UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

(Check the appropriate box):
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material under §240.14a-12

Mistras Group, Inc.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Important Information

The following communications relate to the proposed acquisition of Mistras Group, Inc., a Delaware corporation (the “Company”), by Athena Purchaser, LLC, a Delaware limited liability company (“Parent”), pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), dated as of September 17, 2026, by and among the Company, Parent and Athena Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Acquisition Sub”). Parent and Acquisition Sub are controlled by funds affiliated with H.I.G. Capital (“H.I.G.”). The Merger Agreement provides that upon the terms and subject to the conditions set forth therein, Acquisition Sub will be merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent.

On September 18, 2026, the Company distributed the below communication to guide discussions with the public about the proposed Merger.

Partner / Vendor Letter

SUBJECT: An Exciting Update About the Future of MISTRAS

Dear Valued Partner,

Today, MISTRAS announced that we have entered into an agreement to be acquired by H.I.G. Capital, a leading global alternative investment firm.

In H.I.G., we have found a partner that understands our business and shares our vision for MISTRAS’ future. H.I.G. has a proven track record of successful partnerships with companies across the industrial and business services sectors, bringing over 30 years of investment experience. As a private company and with H.I.G.’s support, we expect to have substantial flexibility and financial resources to invest in our business and future growth. We believe this agreement will allow us to move forward as an even stronger partner to you.

While we are excited about the opportunities ahead in partnership with H.I.G., it remains business as usual at MISTRAS. Our existing agreements remain in place and we do not expect changes to your company contacts or the way we work with you as a result of today’s announcement.

We greatly value our relationship with you and appreciate your continued support as we take this step. We look forward to continuing to work together long into the future.

If you have any questions, please do not hesitate to reach out.

Additional Information Regarding the Proposed Transaction and Where to Find It

In connection with the proposed transaction between the Company and H.I.G., the Company will file with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement on Schedule 14A relating to a special meeting of its stockholders, which will be announced as promptly as practicable to seek Company stockholder approval in connection with the proposed transaction. Additionally, the Company expects to file a definitive proxy statement on Schedule 14A and other relevant materials with the SEC in connection with the proposed transaction. INVESTORS AND SECURITYHOLDERS OF THE COMPANY ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND ANY OTHER RELEVANT MATERIALS FILED OR THAT WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE MATERIALS AND DOCUMENTS INCORPORATED BY REFERENCE THEREIN, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed transaction. Any vote in respect of resolutions to be proposed at the Company’s stockholder meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in the proxy statement. Investors and securityholders will be able to obtain free copies of the proxy statement (when available) and other documents filed or that will be filed by the Company with the SEC at http://www.sec.gov, the SEC’s website, or on the Company’s investor relations website (http://www.investors.mistrasgroup.com). In addition, the proxy statement and other documents filed or that will be filed by the Company with the SEC may be obtained from the Company free of charge by requesting them from Investor Relations by email at investors@mistrasgroup.com, or by telephone at 1 (833) MISTRAS.

Participants in the Solicitation

The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in respect of the proposed transaction and any other matters to be voted on at the special meeting. Information about the Company and its directors and executive officers can be found in (i) the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which was filed with the SEC on March 11, 2026, (ii) the Company’s proxy statement for its 2026 Annual Shareholders Meeting, which was filed with the SEC on April 7, 2026, and (iii) the Company’s other filings with the SEC, including any statements of beneficial ownership on Form 3, Form 4 or Form 5. Additional information regarding ownership of the Company’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3 and 4. These documents may be obtained free of charge at http://www.sec.gov, the SEC’s website, or on the Company’s investor relations website (http://www.investors.mistrasgroup.com).  Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed transaction will be included in the proxy statement that the Company expects to file in connection with the proposed transaction and other relevant materials the Company may file with the SEC.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking and Cautionary Statements

Certain statements contained in this communication, including statements regarding the proposed transaction, are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally use words such as “future,” “possible,” “potential,” “targeted,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “predict,” “project,” “will,” “may,” “should,” “could,” “would” and other similar words and phrases. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are inherently uncertain. Such statements are not guarantees of future events or results and may not accurately indicate the timing of, or the date by which, such events or results will be consummated or achieved, if at all.  These statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in these statements. Such risks, uncertainties and contingencies include, among others: uncertainties as to the timing of the proposed transaction; uncertainties as to how many of the Company’s stockholders will vote in favor of the proposed transaction including the possibility that the Company’s stockholders may not approve the proposed transaction; the possibility that competing offers will be made, whether through the “go-shop” process or otherwise; the ability to receive the required consents and regulatory approvals for the proposed transaction and to satisfy the other closing conditions of the proposed transaction on a timely basis or at all; the risk that, prior to the completion of the proposed transaction, the Company’s business and its relationships with employees, collaborators, vendors and other business partners could experience significant disruption due to transaction-related uncertainty; the risk that stockholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability; negative effects of the announcement of the proposed transaction on the market price of the Company’s common stock and/or on the Company’s business, financial condition, results of operations and financial performance; the ability of the Company to retain and hire key personnel; and the risks and uncertainties pertaining to the Company’s business, including those detailed under “Risk Factors” and elsewhere in the Company’s public periodic filings with the SEC. There can be no assurance that the proposed transaction or any other transaction described above will in fact be consummated in the manner described or at all. Stockholders, potential investors and other readers are urged to consider these risks and uncertainties in evaluating forward-looking statements and are cautioned not to place undue reliance on the forward-looking statements. It is not possible to anticipate or foresee all risks and uncertainties, and investors should not consider any list of risks and uncertainties to be exhaustive or complete. For additional information on identifying factors that may cause actual results to vary from those stated in forward-looking statements, please see the Company’s statements and reports on Forms 10-K, 10-Q and 8-K filed with the SEC and other written statements made by the Company from time to time. Forward-looking statements speak only as of the date of this communication, and, except as required by applicable law, the Company does not undertake any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.